Summary Prospectus Supplement	November 16, 2016

Putnam VT Growth and Income Fund
Summary Prospectus dated April 30, 2016

The section Your fund's management is supplemented to reflect that the fund’s portfolio manager is now Darren Jaroch and the fund’s assistant portfolio manager is Walter Scully.

Mr. Jaroch joined the fund in November 2016 and is Portfolio Manager.

Mr. Scully joined the fund in November 2016 and is Assistant Portfolio Manager.

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